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                                   EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-83890.





                              ARTHUR ANDERSEN LLP




Indianapolis, Indiana,
May 24, 1996.